UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2013

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, PH-A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 18, 2013, Hanmi Financial Corporation ("Hanmi") announced that its 2013 annual meeting of stockholders (the "Annual Meeting"), originally scheduled to be held on Wednesday, July 24, 2013, has been postponed and will now take place on Friday, August 23, 2013, at 10:30 a.m., Pacific Time, at the Sheraton Universal Hotel, located at 333 Universal Hollywood Drive, Universal City, California.

Hanmi is also resetting the record date for those stockholders entitled to vote at the Annual Meeting to July 19, 2013.

A copy of the press release announcing the postponement of the Annual Meeting is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Hanmi Financial Corporation, dated July 18, 2013, announcing the postponement of its annual meeting of stockholders.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)
July 18, 2013 (Date)	/s/ CHONG GUK (C. G.) KUM Chong Guk (C. G.) Kum President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release issued by Hanmi Financial Corporation, dated July 18, 2013, announcing the postponement of its annual meeting of stockholders.